Exhibit 10.25

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 (the “Amendment”) is entered into as of December 13, 2012, by and between Arno Therapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned Purchasers.

WHEREAS, the Company and the undersigned Purchasers are, together with certain other Purchasers, parties to that certain Securities Purchase Agreement dated November 26, 2012 (the “Purchase Agreement”);

WHEREAS, Section 5.5 of the Purchase Agreement provides that the provisions of the Purchase Agreement may only be waived, modified, supplemented or amended by a written instrument signed by the Company and the Purchasers holding at least two-thirds of the Securities then outstanding;

WHEREAS, the undersigned Purchasers collectively hold more than two-thirds of the Securities outstanding; and

WHEREAS, in accordance with Section 5.5 of the Purchase Agreement, the Company and the undersigned Purchasers desire to (i) extend the deadline for completing the Subsequent Closing, and (ii) expand the list of Additional Purchasers that may participate in the Subsequent Closing.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

1.          Subsequent Closings. Section 2.1(b) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(b)    Subsequent Closings. Following the Initial Closing Date and until December 18, 2012, the Company may sell, on the same terms and conditions as those contained in this Agreement, an additional principal amount of Debentures equal to the Maximum Amount less the amount sold to Purchasers in the Initial Closing, to one or more Purchasers, ROFR Purchasers and/or a new purchaser described from the list set forth on Schedule 2.1(b) (each such ROFR Purchaser or other new purchaser, an “Additional Purchaser”); provided, however, that each Purchaser participating in the Initial Closing shall have the right to purchase up to its pro-rata share (based on the amounts of Debentures and Warrants that such Purchaser purchased at the Initial Closing) of the portion of such Subsequent Closing not subscribed to by a ROFR Purchaser. Each Additional Purchaser that subscribes to the Subsequent Closing shall be required to become a party to this Agreement and the Registration Rights Agreement by executing and delivering a counterpart signature page thereto, and shall otherwise be deemed a “Purchaser” for purposes of this Agreement. The Company shall provide Purchasers with at least 2 Trading Days’ notice (but not to exceed 4 Trading Days prior to the Subsequent Closing) of the occurrence of the Subsequent Closing and, if a Purchaser wants to participate, it will provide the Company with at least one Trading Day notice of such participation. There shall only be one Subsequent Closing.

2.          Amendment and Restatement of Schedule 2.1(b). Schedule 2.1(b) is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

3.          Miscellaneous. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement. Except as amended or modified by this Amendment, the parties hereby confirm all other terms and provisions of the Purchase Agreement. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

Signature Pages Follow

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized signatories as of the date first indicated above.

Arno Therapeutics, inc.

By:
Name:Glenn R. Mattes
Title: President & Chief Executive Officer

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SIGNATURE PAGES FOR PURCHASERS FOLLOW]

[PURCHASER SIGNATURE PAGES TO

amendment no. 1 to ARNI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

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